UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following Oxford City Football Club, Inc. (the “Company”) unaudited pro forma condensed Consolidated balance sheet as of March 31, 2014, and unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 2013 and for the nine months ended March 31, 2014, give effect to the acquisition of Academy of Healing Arts, Massage & Facial Skin, Inc. (“AHA”) and Anjo of Skyline, Inc. (“AOS”) located at 3141 South Military Trail, Lake Worth, Florida which closed May 27, 2014. The pro forma condensed consolidated balance sheet is presented as if the transactions had occurred on March 31, 2014, and the pro forma condensed consolidated statements of operations are presented as if the transactions had occurred on July 1, 2012.

The pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the historical financial statements of the Company.  The adjustments are based on currently available information and, therefore, the actual adjustments may differ from the pro forma adjustments.  The Company is accounting for the acquisition of AHA and AOS in accordance with ASC 805, Business Combinations.  The Company is currently in the process of determining the fair value of the assets and liabilities acquired in the transaction.  The pro forma balance sheet and the pro forma statements of operations were derived using the preliminary fair value of the assets and liabilities acquired in the transaction.  These fair values are subject to change as the Company completes the fair value determination process.

The unaudited pro forma financial information has been prepared by our management and is based on our historical financial statements and the assumptions and adjustments described herein and in the notes to the unaudited pro forma financial information below.  The presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X.

The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes thereto for the year ended June 30, 2013 included in Form 10-K and the historical financial statements and the related notes thereto for the nine months ended March 31, 2014 included in Form 10-Q for Oxford City Football Club, Inc. The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the acquisition of assets actually occurred on the dates assumed nor is it necessarily indicative of Oxford City Football Club, Inc.’s future consolidated results of operations or financial position.

OXFORD CITY FOOTBALL CLUB, INC.

PRO FORMA CONDENSED CONSOLIDATED  BALANCE SHEET

AS OF MARCH 31, 2014

            (Unaudited)

				Pro Forma
				Adjustments
	Oxford City Football Club, Inc.	Academy of Healing Arts, Massage & Facial Skin, Inc.	Anjo of Skyline, Inc.	Debit	Credit	Pro Forma Consolidated
ASSETS
Current assets:
Cash	198,345	42,486	2,870	—	185,001	58,700
Short term investments	—	—	21,302	—	—	21,302
Accounts receivable	20,545	61,371	2,684	—	—	84,600
Inventory	12,814	—	—	—	—	12,814
Prepaid expense	12,737	—	—	—	—	12,737
Total current assets	244,441	103,857	26,856	—	185,001	190,153
Property and equipment, net	23,150	115,689	557,949	582,051	—	1,278,839
Other assets	0	733	11,854	—	—	12,587
Oxford City Basketball League membership, net	16,875	—	—	—	—	16,875
Oxford City Football Club trade name, net	118,912	—	—	—	—	118,912
Non-compete agreement	—	—	—	152,460	—	152,460
Certification, net	—	—	—	9,833,250	—	9,833,250
Goodwill	—	—	—	2,455,449	—	2,455,449
	158,937	116,422	569,803	13,023,210	0	13,868,372
Total assets	403,378	220,279	596,659	13,023,210	185,001	14,058,525
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	230,195	71,034	2,928	—	—	304,157
Officer compensation payable	3,223,187	—	—	—	—	3,223,187
Deferred revenue	2,500	91,259	—	—	—	93,759
Loan payable	31,492	12,038	—	—	—	43,530
Due to related parties	210,132	58,000	—	—	—	268,132
Current portion of long-term debt	—	—	10,841	—	—	10,841
Total current liabilities	3,697,506	232,331	13,769	—	—	3,943,606
Long term liabilities:
Long-term debt, net of current portion	—	—	734,531	—	—	734,531
Total long term liabilities	—	—	734,531	—	—	734,531
Total Liabilities	3,697,506	232,331	748,300	—	—	4,678,137
Stockholders' Equity (Deficit):
Preferred stock: $0.0001 par value; authorized 40,000,000 shares; issued and outstanding: 0	—	—	—	—	—	—
Series A Convertible Preferred Stock: $0.0001 par value; designated 10,000,000 shares; issued and outstanding: 2,500	—	—	—	—	—	—
Series B Convertible Preferred Stock: $0.0001 par value; designated 5,000,000 shares; issued and outstanding: 84,000	8	—	—	—	—	8
Common stock: $0.0001 par value; authorized 500,000,000 shares; issued and outstanding: 3,684,536	330	500	1,000	1,500	39	369
Additional paid-in capital	5,601,369	4,500	4,500	6,124,961	11,726,330
Stock payable	329,621	—	—	—	—	329,621
Treasury Stock	(1,338)	—	—	—	—	(1,338)
Accumulated other comprehensive loss	(62,267)	—	—	—	—	(62,267)
Accumulated deficit	(8,805,550)	(17,052)	(151,641)	—	144,209	(8,831,034)
Total stockholders' equity (deficit)	(2,937,827)	(12,052)	(151,641)	6,000	6,269,209	3,161,689
Non-controlling interest	(356,301)	—	—	—	6,575,000	6,218,699
Total equity (deficit)	(3,294,128)	(12,052)	(151,641)	6,000	12,844,209	9,380,388
Total liabilities and stockholders' equity (deficit)	403,378	220,279	596,659	6,000	12,844,209	14,058,525

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OXFORD CITY FOOTBALL CLUB, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MARCH 31, 2014

            (Unaudited)

				Pro Forma
				Adjustments
	Oxford City Football Club, Inc.	Academy of Healing Arts, Massage & Facial Skin, Inc.	Anjo of Skyline, Inc.	Debit	Credit	Pro Forma Consolidated
Sales	381,522	692,816	64,985	51,060		1,088,263
Cost of sales	57,426	—	—			57,426
Gross profit	324,096	692,816	64,985			1,030,837
Operating expenses:
General and administrative	837,037	269,006	24,705		51,060	1,079,688
Amortization	373,614	—	—	737,494		1,149,223
				38,115
Depreciation	6,428	5,363	9,288	11,193		32,272
Salaries and wages	234,755	327,347	—			562,102
Software development	2,590	—	—			2,590
Officer compensation	2,533,650	40,714	—			2,574,364
Professional fees	118,570	—	—			118,570
Professional stock-based fees	4,000	—	—			4,000
Total operating expenses	4,110,644	642,430	33,993			5,522,809
Other income (loss):
Gain on re-measurement of equity investment in Oxford City Football Club (Trading) Limited	10,600	—	—			10,600
Interest	—	(405)	(45,464)			(45,869)
Total other (income) expense	10,600	(405)	(45,464)			(35,269)
Income (loss) before income taxes	(3,775,948)	49,981	(14,472)			(4,527,241)
Provision for income taxes	—	—	—			—
Net income (loss)	(3,775,948)	49,981	(14,472)			(4,527,241)
Net loss attributable to non-controlling interest	39,165	—	—	370,070		409,235
Net loss attributable to Oxford City Football Club, Inc.	(3,736,783)	49,981	(14,472)			(4,118,006)
Other comprehensive income (loss)
Foreign exchange translation adjustment	(63,086)	—	—			(63,086)
Comprehensive loss	(3,799,869)	49,981	(14,472)			(4,181,092)
Basic and diluted net income (loss) per common share						$(3.04)
Basic and diluted weighted average number of common shares outstanding						1,489,183

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OXFORD CITY FOOTBALL CLUB, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

            (Unaudited)

				Pro Forma
				Adjustments
	Oxford City Football Club, Inc.	Academy of Healing Arts, Massage & Facial Skin, Inc.	Anjo of Skyline, Inc.	Debit	Credit	Pro Forma Consolidated
Sales	53,435	957,105	83,146	50,820		1,042,866
Cost of sales	—	—	—			—
Gross profit	53,435	957,105	83,146			1,042,866
Operating expenses:
General and administrative	193,748	370,318	32,034		50,820	545,280
Amortization	—	—	—	983,325		983,325
				50,820
Depreciation	5,412	7,074	12,383	14,924		39,793
Salaries and wages	—	460,732	—			460,732
Software development	3,491	—	—			3,491
Officer compensation	1,684,448	54,182	—			1,738,630
Professional fees	127,181	—	—			127,181
Professional stock-based fees	627,400	—	—			627,400
Loss on extinguishment	1,106,636	—	—			1,106,636
Total operating expenses	3,748,316	892,306	44,417			5,632,468
Other income (loss):
Share of loss of Oxford City Football Club (Trading) Limited	(17,045)	—	—			(17,045)
Interest	—	(895)	(61,540)			(62,435)
Total other (income) expense	(17,045)	(895)	(61,540)			(79,480)
Income (loss) before income taxes	(3,711,926)	63,904	(22,811)			(4,669,082)
Provision for income taxes	—	—	—			—
Net income (loss)	(3,711,926)	63,904	(22,811)			(4,669,082)
Net loss attributable to non-controlling interest	39,165	—	—	494,823		533,988
Net loss attributable to Oxford City Football Club, Inc.	(3,672,761)	63,904	(22,811)			(4,135,094)
Basic and diluted net income (loss) per common share						$(6.78)
Basic and diluted weighted average number of common shares outstanding						688,187

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OXFORD CITY FOOTBALL CLUB, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

A.	On May 27, 2014, the Company acquired 49% of the issued and outstanding capital stock of AHA and all of the issued and outstanding capital stock of AOS. AHA operates the Academy of Palm Beach located at 3141 South Military Trail, Lake Worth, FL. AHA has established itself as a reputable establishment in the field of health, beauty, and wellbeing, and continues to strive for excellence and professionalism in massage therapy, facial skin care, beauty therapy, and nail technology. A broad range of educational courses, seminars, and subjects are presented with the understanding of both Eastern and Western philosophy and methods. The Academy is licensed by the State Board of Independent Post-secondary Vocational, Technical, Trade, and Business Schools, as a school of massage therapy and facial skin care. AOS holds real property located at 3141 South Military Trail, Lake Worth, Florida.

Pursuant to the Stock Purchase Agreement the Company issued 387,214 shares of its common stock with an aggregate fair value of $4,840,175 ($12.50 per share) and $185,001 in cash for total consideration of $5,025,176 for the 49% of the issued and outstanding capital stock of AHA and all of the issued and outstanding capital stock of AOS.

In the event that The Accrediting Commission of Career Schools and Colleges (“ACCSC”) approves AHA’s Application for a Change of Ownership–Part I, Notification and Filing Requirements and AHA has received formal notification from ACCSC approving the transfer of accreditation, the Company has the option to acquire the remaining 51% interest in AHA. In order to exercise its option, which it may do in its sole discretion, the Company would pay an additional $200,000 and 612,786 shares of the Company’s common stock.

The Company accounts for business combinations using the acquisition method in accordance with ASC 810, Business Combinations. The Company determined that AHA is a variable interest entity and that the Company is the primary beneficiary.

B.	Record amortization of certification on a straight-line basis over ten years.

C.	Record amortization of non-compete agreement on a straight-line basis over three years.

D.	Eliminate inter-company rent charges between AOS and AHA.

E.	Record depreciation on fair value increment of building on a straight-line basis over 39 years.

F.	Record non-controlling interest on 51% of net income of AHA.

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